MML SERIES INVESTMENT FUND
MML Equity Index Fund
(the “Fund”)
Supplement dated September 27, 2024 to the
Prospectus dated May 1, 2024 and the
Summary Prospectus dated May 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective immediately, the following information replaces the information for Brent Reeder found under the heading Portfolio Manager(s) in the section titled Management (page 15 of the Prospectus):
Christopher J. Jaeger is a Senior Vice President and Senior Portfolio Manager at NTI. He has managed the Fund since September 2024.
Lucy A. Johnston is a Vice President and Senior Portfolio Manager at NTI. She has managed the Fund since September 2024.
Effective immediately, the following information replaces the information for Brent Reeder found under Northern Trust Investments, Inc. under the heading Portfolio Manager(s) in the section titled Management on page 130 of the Prospectus:
Christopher J. Jaeger
is a portfolio manager of the MML Equity Index Fund. Mr. Jaeger is a Senior Vice President and Senior Portfolio Manager at NTI. He is responsible for managing equity index portfolios for large institutional clients, sub-advisory clients, and commingled funds. Prior to his current role, Mr. Jaeger spent time in the Northern Trust GOLD Development Training Program with rotations in equity research, fixed income trading, client servicing in London, and the personal investment management group. Mr. Jaeger spent three years in the New York office after assisting with the integration of the acquired Deutsche Asset Management index team.
Lucy A. Johnston
is a portfolio manager of the MML Equity Index Fund. Ms. Johnston is a Vice President and Senior Portfolio Manager at NTI. She is responsible for managing equity index portfolios for large institutional clients, sub-advisory clients, and commingled funds. Ms. Johnston has a specialization in managing sustainable investing strategies, and is a member of Northern Trust’s global sustainable investing resource team. Prior to joining Northern Trust in 1997, Ms. Johnston worked for Citibank as an operations analyst.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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